UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2009

Date of reporting period: January 1, 2009 — December 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|09

Annual report

Putnam VT American Government Income Fund

Putnam Investments

Putnam VT American Government Income Fund

Investment objective

High current income with preservation of capital as its secondary objective

Net asset value December 31, 2009

Class IA: $13.07	Class IB: $13.02

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares*

1 year	21.35%	21.00%

5 years	39.44	37.58
Annualized	6.88	6.59

Life	90.72	86.31
Annualized	6.73	6.48

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 2000.

The Barclays Capital Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s managers

In 2009, fixed-income markets stabilized as investors recovered their appetite for risk. Liquidity improved, and a rally across all spread sectors accelerated through the end of the year as investors saw clearer signs of economic recovery and an end to the recession. In stark contrast to the final quarter of 2008, markets were relatively stable with much less volatility. Many sectors outperformed Treasuries during the period, spurred by improved investor confidence, a renewed appetite for risk, and support from fiscal and monetary stimulus. The U.S. government, notably the Federal Reserve Board (the Fed) and the Treasury, maintained policies intended to foster market stability and investor confidence. For the 12 months ended December 31, 2009, Putnam VT American Government Income Fund’s class IA shares returned 21.35% at net asset value.

The majority of outperformance in 2009 can be attributed to management’s prepayment strategies, specifically its focus on interest cash flows from agency collateralized mortgage obligations (CMOs). Interest-only securities were priced as if prepayment rates would be higher than the historic norms, but actual rates were far lower. The cheap pricing of CMOs was largely the result of the massive deleveraging, illiquidity, and panic of the fourth quarter of 2008. The portfolio benefited from both price appreciation, as investors recognized the opportunity, and attractive cash flows, thanks to slow prepayment rates.

Overall term structure positioning helped as well during the period, driven primarily by tactical duration positioning and a steepening yield-curve bias in the United States. During the course of the year, the yield curve — which measures the relationship between the interest rate and the time to maturity of a bond — steepened as economic data gave signs that the economy was positioned for modest growth.

The U.S. economy is now growing at a moderate pace. Supportive Fed (Federal Reserve Board) and Treasury policies, improved financial market conditions, a stabilizing labor market, and a replenishment of inventories are helping economic activity. While the short-term outlook is certainly more favorable than it has been for a long time, management believes that the economy is not yet at the threshold of robust and sustained economic growth. The economy faces significant headwinds, especially from private sector deleveraging, a constrained banking system, and the risk of deflation in the coming year.

The outlook for interest rates is clouded by two countervailing forces on inflation. Prices of raw materials are trending steadily upward as the global economy gains steam, while reported core inflation is likely to fall to near zero, dragged down by low home prices. Therefore, management is now relatively neutral in its interest-rate positioning and is prepared to make tactical adjustments as opportunities arise. Although the Fed is likely to hold rates in its current 0% to 0.25% range, fiscal policy seems unlikely to provide more stimulus to the economy beyond 2010. Management expects 2010 to be a year of economic growth, but with a second half that is slower than the first.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Current and future portfolio holdings are subject to risk.

4 Putnam VT American Government Income Fund

Your fund’s managers

Portfolio Manager Rob Bloemker is Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Rob, your fund’s portfolio managers are Daniel Choquette and Michael Salm.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Credit quality

Aaa	96.5%

Aa	—

A	0.1%

Baa	1.7%

Ba	0.1%

B	1.6%

Caa	—

Other	—

Portfolio composition and credit quality will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Credit qualities are shown as a percentage of portfolio market value as of 12/31/09. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT American Government
Income Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$3.32	$4.63	$3.21	$4.48

Ending value (after expenses)	$1,091.00	$1,088.60	$1,022.03	$1,020.77

Annualized expense ratio†‡	0.63%	0.88%	0.63%	0.88%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.02% of average net assets for the six months ended 12/31/09.

Putnam VT American Government Income Fund 5

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT American Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT American Government Income Fund (the “fund”) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2010

6 Putnam VT American Government Income Fund

The fund’s portfolio 12/31/09

MORTGAGE-BACKED SECURITIES (33.2%)*	Principal amount	Value

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.658s, 2035	$1,144,106	$130,142
Ser. 06-R1, Class AS, IO, 5.636s, 2036	115,482	12,703
FRB Ser. 06-R2, Class AS, IO, 5.484s, 2036	516,382	52,284
IFB Ser. 05-R2, Class 1AS, IO, 5.312s, 2035	3,164,323	336,209
FRB Ser. 04-R2, Class 1AF1, 0.651s, 2034	54,615	44,238

Fannie Mae
IFB Ser. 07-75, Class JS, 50.51s, 2037	127,970	217,695
IFB Ser. 06-62, Class PS, 38.513s, 2036	170,723	281,098
IFB Ser. 07-30, Class FS, 28.756s, 2037	71,341	99,047
IFB Ser. 06-49, Class SE, 28.075s, 2036	137,954	195,222
IFB Ser. 05-25, Class PS, 27.143s, 2035	63,378	88,573
IFB Ser. 06-115, Class ES, 25.635s, 2036	79,205	108,916
IFB Ser. 06-8, Class HP, 23.719s, 2036	172,122	233,513
IFB Ser. 05-99, Class SA, 23.719s, 2035	120,472	159,943
IFB Ser. 05-74, Class DM, 23.535s, 2035	209,647	272,596
IFB Ser. 08-24, Class SP, 22.435s, 2038	1,163,082	1,553,362
IFB Ser. 05-122, Class SC, 22.291s, 2035	371,159	467,443
IFB Ser. 05-106, Class JC, 19.407s, 2035	161,254	201,081
IFB Ser. 05-83, Class QP, 16.793s, 2034	87,629	106,027
IFB Ser. 05-66, Class SL, 15.997s, 2035	347,438	401,295
FRB Ser. 03-W6, Class PT1, 10.223s, 2042	212,210	246,694
IFB Ser. 03-44, Class SI, IO, 7.769s, 2033	289,383	51,731
IFB Ser. 06-90, Class SE, IO, 7.569s, 2036	78,206	13,621
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	62,333	70,281
Ser. 02-14, Class A2, 7 1/2s, 2042	39,302	44,312
Ser. 02-T4, Class A3, 7 1/2s, 2041	78,471	88,476
Ser. 01-T12, Class A2, 7 1/2s, 2041	112,102	126,395
Ser. 01-T3, Class A1, 7 1/2s, 2040	551	622
Ser. 99-T2, Class A1, 7 1/2s, 2039	43,573	48,842
Ser. 02-33, Class A2, 7 1/2s, 2032	148,388	167,308
Ser. 00-T6, Class A1, 7 1/2s, 2030	153,373	172,928
IFB Ser. 08-7, Class SA, IO, 7.319s, 2038	98,355	16,247
Ser. 02-26, Class A1, 7s, 2048	220,546	244,978
Ser. 04-W12, Class 1A3, 7s, 2044	113,284	125,833
Ser. 04-T2, Class 1A3, 7s, 2043	81,909	90,983
Ser. 03-W3, Class 1A2, 7s, 2042	75,533	83,901
Ser. 02-14, Class A1, 7s, 2042	263,110	292,257
Ser. 01-T10, Class A1, 7s, 2041	155,070	172,249
Ser. 01-W3, Class A, 7s, 2041	62,026	68,897
IFB Ser. 06-43, Class SU, IO, 6.969s, 2036	118,416	17,029
IFB Ser. 06-24, Class QS, IO, 6.969s, 2036	428,729	75,507
IFB Ser. 06-79, Class DI, IO, 6.919s, 2036	287,715	41,004
IFB Ser. 06-60, Class SI, IO, 6.919s, 2036	524,779	78,962
IFB Ser. 04-40, Class KS, IO, 6.819s, 2034	1,903,699	320,961
IFB Ser. 05-65, Class KI, IO, 6.769s, 2035	3,163,703	460,952
IFB Ser. 08-41, Class S, IO, 6.569s, 2036	254,606	34,439
IFB Ser. 05-48, Class SM, IO, 6.569s, 2034	158,197	21,179
IFB Ser. 07-50, Class SK, IO, 6.529s, 2037	729,950	98,555
IFB Ser. 07-54, Class CI, IO, 6.529s, 2037	156,812	22,724
IFB Ser. 07-30, Class WI, IO, 6.529s, 2037	297,574	38,190
IFB Ser. 08-34, Class SM, IO, 6.519s, 2038	315,026	40,166
IFB Ser. 07-28, Class SE, IO, 6.519s, 2037	154,089	22,068
IFB Ser. 07-24, Class SD, IO, 6.519s, 2037	152,809	20,412
IFB Ser. 06-79, Class SI, IO, 6.519s, 2036	265,811	33,285
IFB Ser. 05-90, Class GS, IO, 6.519s, 2035	68,232	9,628
IFB Ser. 05-90, Class SP, IO, 6.519s, 2035	361,508	43,423
IFB Ser. 05-12, Class SC, IO, 6.519s, 2035	191,786	28,932
IFB Ser. 05-18, Class SK, IO, 6.519s, 2035	66,220	6,289
IFB Ser. 07-30, Class IE, IO, 6.509s, 2037	465,838	78,791

MORTGAGE-BACKED SECURITIES (33.2%)* cont.	Principal amount	Value

Fannie Mae cont.
IFB Ser. 06-123, Class CI, IO, 6.509s, 2037	$340,383	$47,133
IFB Ser. 07-57, Class SC, IO, 6.499s, 2037	3,230,375	481,275
IFB Ser. 05-82, Class SY, IO, 6.499s, 2035	938,677	116,415
IFB Ser. 06-43, Class JS, IO, 6.469s, 2036	1,806,379	266,477
IFB Ser. 06-31, Class SX, IO, 6.469s, 2036	359,547	52,992
IFB Ser. 06-32, Class SI, IO, 6.469s, 2036	3,864,949	505,010
IFB Ser. 06-33, Class JS, IO, 6.469s, 2036	222,412	29,260
IFB Ser. 06-36, Class SP, IO, 6.469s, 2036	153,686	17,827
IFB Ser. 06-16, Class SM, IO, 6.469s, 2036	134,038	19,287
IFB Ser. 06-8, Class HL, IO, 6.469s, 2036	1,301,634	207,779
IFB Ser. 05-95, Class CI, IO, 6.469s, 2035	290,260	44,826
IFB Ser. 05-84, Class SG, IO, 6.469s, 2035	450,446	62,942
IFB Ser. 05-57, Class NI, IO, 6.469s, 2035	82,248	11,333
IFB Ser. 06-3, Class SB, IO, 6.469s, 2035	855,440	132,480
IFB Ser. 05-29, Class SX, IO, 6.469s, 2035	65,623	8,598
IFB Ser. 05-104, Class SI, IO, 6.469s, 2033	3,560,418	474,603
IFB Ser. 05-83, Class QI, IO, 6.459s, 2035	80,284	11,012
IFB Ser. 06-128, Class GS, IO, 6.449s, 2037	171,527	24,324
IFB Ser. 05-73, Class SD, IO, 6.449s, 2035	59,078	9,945
IFB Ser. 06-114, Class IS, IO, 6.419s, 2036	174,314	22,452
IFB Ser. 06-115, Class IE, IO, 6.409s, 2036	137,059	18,153
IFB Ser. 06-109, Class SH, IO, 6.389s, 2036	181,874	28,236
IFB Ser. 06-104, Class IC, IO, 6.369s, 2036	891,616	133,044
IFB Ser. 06-103, Class SB, IO, 6.369s, 2036	218,731	28,523
IFB Ser. 06-43, Class SI, IO, 6.369s, 2036	93,495	12,049
IFB Ser. 06-8, Class JH, IO, 6.369s, 2036	645,464	91,136
IFB Ser. 09-12, Class CI, IO, 6.369s, 2036	292,808	43,379
IFB Ser. 05-122, Class SG, IO, 6.369s, 2035	136,565	18,255
IFB Ser. 05-122, Class SW, IO, 6.369s, 2035	178,888	23,895
IFB Ser. 06-96, Class ES, IO, 6.349s, 2036	88,422	10,717
IFB Ser. 06-17, Class SI, IO, 6.349s, 2036	255,301	33,002
IFB Ser. 06-60, Class YI, IO, 6.339s, 2036	432,238	70,550
IFB Ser. 06-95, Class SH, IO, 6.319s, 2036	342,024	41,583
IFB Ser. 06-42, Class CI, IO, 6.319s, 2036	5,298,541	671,820
IFB Ser. 07-92, Class KS, IO, 6.269s, 2037	1,609,076	192,501
IFB Ser. 09-12, Class AI, IO, 6.269s, 2037	696,369	94,145
IFB Ser. 07-15, Class NI, IO, 6.269s, 2022	228,643	25,374
IFB Ser. 07-109, Class XI, IO, 6.219s, 2037	163,307	20,933
IFB Ser. 07-30, Class LI, IO, 6.209s, 2037	231,210	29,570
IFB Ser. 07-30, Class OI, IO, 6.209s, 2037	565,023	77,605
IFB Ser. 07-89, Class SA, IO, 6.199s, 2037	357,393	42,172
IFB Ser. 07-54, Class IA, IO, 6.179s, 2037	198,857	26,462
IFB Ser. 07-54, Class IB, IO, 6.179s, 2037	198,857	26,462
IFB Ser. 07-54, Class IC, IO, 6.179s, 2037	198,857	26,462
IFB Ser. 07-54, Class ID, IO, 6.179s, 2037	198,857	26,462
IFB Ser. 07-54, Class IF, IO, 6.179s, 2037	296,092	37,645
IFB Ser. 07-54, Class UI, IO, 6.179s, 2037	243,913	34,264
IFB Ser. 07-15, Class CI, IO, 6.149s, 2037	629,434	79,995
IFB Ser. 06-115, Class JI, IO, 6.149s, 2036	450,344	58,427
IFB Ser. 06-123, Class LI, IO, 6.089s, 2037	307,012	38,058
IFB Ser. 07-81, Class IS, IO, 6.069s, 2037	258,986	31,623
IFB Ser. 08-11, Class SC, IO, 6.049s, 2038	84,674	11,042
IFB Ser. 07-39, Class AI, IO, 5.889s, 2037	344,364	39,345
IFB Ser. 07-32, Class SD, IO, 5.879s, 2037	238,074	28,411
IFB Ser. 07-30, Class UI, IO, 5.869s, 2037	196,982	22,914
IFB Ser. 07-32, Class SC, IO, 5.869s, 2037	318,160	39,736
IFB Ser. 07-1, Class CI, IO, 5.869s, 2037	220,646	27,718
IFB Ser. 05-74, Class NI, IO, 5.849s, 2035	1,271,088	185,100
IFB Ser. 09-12, Class DI, IO, 5.799s, 2037	396,068	49,783
IFB Ser. 04-46, Class PJ, IO, 5.769s, 2034	561,045	69,875
Ser. 06-W2, Class 1AS, IO, 5.736s, 2036	486,430	58,372
IFB Ser. 07-75, Class ID, IO, 5.639s, 2037	199,582	23,501

Putnam VT American Government Income Fund 7

MORTGAGE-BACKED SECURITIES (33.2%)* cont.	Principal amount	Value

Fannie Mae cont.
Ser. 383, Class 18, IO, 5 1/2s, 2038	$93,253	$15,400
Ser. 383, Class 19, IO, 5 1/2s, 2038	84,740	14,003
Ser. 383, Class 6, IO, 5 1/2s, 2037	71,805	13,385
Ser. 383, Class 7, IO, 5 1/2s, 2037	70,612	11,487
Ser. 383, Class 20, IO, 5 1/2s, 2037	71,085	11,951
Ser. 356, Class 14, IO, 5 1/2s, 2035	769,136	143,979
Ser. 348, Class 7, IO, 5 1/2s, 2033	737,129	146,430
Ser. 334, Class 5, IO, 5 1/2s, 2033	712,504	132,771
IFB Ser. 09-3, Class SE, IO, 5.269s, 2037	247,789	24,480
Ser. 385, Class 3, IO, 5s, 2038 F	107,286	20,302
Ser. 359, Class 7, IO, 5s, 2036	1,436,649	276,095
Ser. 353, Class 2, IO, 5s, 2034	2,107,539	484,734
Ser. 339, Class 1, IO, 5s, 2033	1,653,701	332,913
Ser. 03-W12, Class 1IO2, IO, 1.985s, 2043	777,905	41,812
Ser. 03-T2, Class 2, IO, 0.809s, 2042	3,389,092	94,607
Ser. 03-W6, Class 51, IO, 0.67s, 2042	1,019,076	27,399
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	6,444,096	149,412
FRB Ser. 03-W8, Class 3F2, 0.581s, 2042	17,629	15,567
Ser. 03-W10, Class 1A, IO, 0.495s, 2043	5,427,845	107,428
FRB Ser. 07-95, Class A1, 0.481s, 2036	935,360	928,345
FRB Ser. 07-95, Class A3, 0.481s, 2036	2,308,000	2,088,740
FRB Ser. 07-101, Class A2, 0.481s, 2036	1,328,553	1,301,982
Ser. 08-65, Class TF, zero %, 2038	150,108	139,437
Ser. 08-53, Class DO, PO, zero %, 2038	124,000	70,273
Ser. 07-44, Class CO, PO, zero %, 2037	176,787	146,589
Ser. 04-61, PO, zero %, 2034	18,928	17,461
Ser. 06-59, Class QC, PO, zero %, 2033	33,559	28,056
Ser. 04-61, Class JO, PO, zero %, 2032	39,029	34,282
Ser. 326, Class 1, PO, zero %, 2032	66,422	55,090
Ser. 318, Class 1, PO, zero %, 2032	25,146	21,264
Ser. 04-61, Class CO, PO, zero %, 2031	222,356	209,724
Ser. 314, Class 1, PO, zero %, 2031	119,705	102,608
Ser. 1988-12, Class B, zero %, 2018	3,394	3,017
FRB Ser. 06-115, Class SN, zero %, 2036	112,912	135,332
FRB Ser. 05-79, Class FE, zero %, 2035	12,875	12,365
FRB Ser. 06-54, Class CF, zero %, 2035	15,860	14,190
FRB Ser. 05-45, Class FG, zero %, 2035	62,719	49,035

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.869s, 2043	111,242	18,633
Ser. T-55, Class 1A2, 7s, 2043	181,196	200,165

Freddie Mac
IFB Ser. 3408, Class EK, 24.855s, 2037	79,118	105,781
IFB Ser. 2976, Class KL, 23.529s, 2035	160,528	214,387
IFB Ser. 2979, Class AS, 23.419s, 2034	58,095	74,536
IFB Ser. 3065, Class DC, 19.161s, 2035	727,380	909,976
IFB Ser. 3105, Class SI, IO, 19.021s, 2036	83,126	40,106
IFB Ser. 3031, Class BS, 16.142s, 2035	226,562	271,719
IFB Ser. 3489, Class SD, IO, 7.567s, 2032	172,908	28,471
IFB Ser. 3184, Class SP, IO, 7.117s, 2033	232,850	29,200
IFB Ser. 3110, Class SP, IO, 7.067s, 2035	397,374	68,975
IFB Ser. 3156, Class PS, IO, 7.017s, 2036	248,566	41,654
IFB Ser. 3149, Class LS, IO, 6.967s, 2036	567,482	103,520
IFB Ser. 3119, Class PI, IO, 6.967s, 2036	190,371	34,516
IFB Ser. 2882, Class NS, IO, 6.967s, 2034	215,763	28,269
IFB Ser. 2882, Class LS, IO, 6.967s, 2034	49,204	6,921
IFB Ser. 3200, Class SB, IO, 6.917s, 2036	300,348	41,037
IFB Ser. 3149, Class SE, IO, 6.917s, 2036	192,165	33,074
IFB Ser. 3151, Class SI, IO, 6.917s, 2036	1,828,576	313,001
IFB Ser. 3157, Class SA, IO, 6.917s, 2036	510,422	87,291
IFB Ser. 2752, Class XS, IO, 6.917s, 2030	2,826,473	262,769

MORTGAGE-BACKED SECURITIES (33.2%)* cont.	Principal amount	Value

Freddie Mac cont.
IFB Ser. 3203, Class SH, IO, 6.907s, 2036	$138,608	$21,730
IFB Ser. 3208, Class PS, IO, 6.867s, 2036	4,561,466	819,460
IFB Ser. 2835, Class AI, IO, 6.867s, 2034	108,353	17,421
IFB Ser. 2594, Class SE, IO, 6.817s, 2030	212,161	18,881
IFB Ser. 2828, Class TI, IO, 6.817s, 2030	134,135	15,664
IFB Ser. 3410, Class SD, IO, 6.767s, 2038	1,140,603	155,578
IFB Ser. 3397, Class GS, IO, 6.767s, 2037	136,036	15,257
IFB Ser. 3249, Class SI, IO, 6.517s, 2036	77,156	10,806
IFB Ser. 3028, Class ES, IO, 6.517s, 2035	728,874	102,869
IFB Ser. 3042, Class SP, IO, 6.517s, 2035	165,483	22,076
IFB Ser. 3316, Class SA, IO, 6.497s, 2037	228,363	32,223
IFB Ser. 2981, Class AS, IO, 6.487s, 2035	175,090	20,490
IFB Ser. 3287, Class SE, IO, 6.467s, 2037	427,937	65,346
IFB Ser. 3122, Class DS, IO, 6.467s, 2036	187,969	26,276
IFB Ser. 3123, Class LI, IO, 6.467s, 2036	246,002	39,284
IFB Ser. 3107, Class DC, IO, 6.467s, 2035	2,451,859	372,290
IFB Ser. 3001, Class IH, IO, 6.467s, 2035	124,296	17,547
IFB Ser. 2935, Class SX, IO, 6.467s, 2035	1,894,484	206,102
IFB Ser. 2950, Class SM, IO, 6.467s, 2016	83,116	10,100
IFB Ser. 3256, Class S, IO, 6.457s, 2036	255,892	34,296
IFB Ser. 3031, Class BI, IO, 6.457s, 2035	161,551	16,593
IFB Ser. 3244, Class SB, IO, 6.427s, 2036	154,961	19,501
IFB Ser. 3249, Class SM, IO, 6.417s, 2036	246,736	34,321
IFB Ser. 3236, Class IS, IO, 6.417s, 2036	283,303	36,569
IFB Ser. 3240, Class SM, IO, 6.417s, 2036	246,037	31,780
IFB Ser. 3147, Class SD, IO, 6.417s, 2036	540,709	72,066
IFB Ser. 3067, Class SI, IO, 6.417s, 2035	750,610	115,643
IFB Ser. 3128, Class JI, IO, 6.397s, 2036	264,717	35,533
IFB Ser. 3240, Class S, IO, 6.387s, 2036	490,111	65,375
IFB Ser. 3065, Class DI, IO, 6.387s, 2035	120,767	17,478
IFB Ser. 3145, Class GI, IO, 6.367s, 2036	224,158	31,327
IFB Ser. 3114, Class GI, IO, 6.367s, 2036	169,185	25,063
IFB Ser. 3114, Class IP, IO, 6.367s, 2036	414,337	53,414
IFB Ser. 3510, Class IB, IO, 6.367s, 2036	281,907	45,533
IFB Ser. 3218, Class AS, IO, 6.347s, 2036	194,360	23,944
IFB Ser. 3221, Class SI, IO, 6.347s, 2036	215,268	26,760
IFB Ser. 3485, Class SI, IO, 6.317s, 2036	308,326	46,470
IFB Ser. 3153, Class QI, IO, 6.317s, 2036	836,712	133,979
IFB Ser. 3346, Class SC, IO, 6.317s, 2033	21,621,371	3,021,881
IFB Ser. 3346, Class SB, IO, 6.317s, 2033	9,821,526	1,372,856
IFB Ser. 3201, Class SG, IO, 6.267s, 2036	303,174	39,074
IFB Ser. 3203, Class SE, IO, 6.267s, 2036	253,664	31,914
IFB Ser. 3171, Class PS, IO, 6.252s, 2036	247,086	30,509
IFB Ser. 3171, Class ST, IO, 6.252s, 2036	435,583	53,707
IFB Ser. 3510, Class CI, IO, 6.247s, 2037	634,728	82,445
IFB Ser. 3152, Class SY, IO, 6.247s, 2036	255,832	36,807
IFB Ser. 3510, Class DI, IO, 6.247s, 2035	453,827	60,126
IFB Ser. 3181, Class PS, IO, 6.237s, 2036	163,922	23,695
IFB Ser. 3284, Class LI, IO, 6.207s, 2037	271,573	34,833
IFB Ser. 3281, Class AI, IO, 6.197s, 2037	324,023	41,723
IFB Ser. 3261, Class SA, IO, 6.197s, 2037	479,283	61,679
IFB Ser. 3012, Class UI, IO, 6.187s, 2035	272,722	45,935
IFB Ser. 3311, Class IA, IO, 6.177s, 2037	274,242	35,410
IFB Ser. 3311, Class IB, IO, 6.177s, 2037	274,242	35,410
IFB Ser. 3311, Class IC, IO, 6.177s, 2037	274,242	35,410
IFB Ser. 3311, Class ID, IO, 6.177s, 2037	274,242	35,410
IFB Ser. 3311, Class IE, IO, 6.177s, 2037	390,434	50,413
IFB Ser. 3510, Class AS, IO, 6.177s, 2037	361,634	49,904
IFB Ser. 3265, Class SC, IO, 6.177s, 2037	216,555	26,884
IFB Ser. 3240, Class GS, IO, 6.147s, 2036	312,517	38,874
IFB Ser. 3257, Class SI, IO, 6.087s, 2036	141,347	16,456

8 Putnam VT American Government Income Fund

MORTGAGE-BACKED SECURITIES (33.2%)* cont.	Principal amount	Value

Freddie Mac cont.
IFB Ser. 3225, Class EY, IO, 6.057s, 2036	$983,270	$115,854
IFB Ser. 3225, Class JY, IO, 6.057s, 2036	615,414	75,897
IFB Ser. 3502, Class DS, IO, 5.917s, 2039	185,967	23,658
IFB Ser. 3339, Class TI, IO, 5.907s, 2037	297,345	35,135
IFB Ser. 3284, Class CI, IO, 5.887s, 2037	480,754	57,170
IFB Ser. 3012, Class IG, IO, 5.847s, 2035	1,088,096	158,279
IFB Ser. 3309, Class SG, IO, 5.837s, 2037	346,641	37,056
IFB Ser. 2965, Class SA, IO, 5.817s, 2032	185,009	22,111
IFB Ser. 3510, Class BI, IO, 5.797s, 2037	469,052	57,579
IFB Ser. 3397, Class SQ, IO, 5.737s, 2037	89,435	9,747
IFB Ser. 248, IO, 5 1/2s, 2037	438,309	86,224
IFB Ser. 3607, Class SA, IO, 5s, 2036	1,332,000	175,520
FRB Ser. 3291, Class DF, 1.333s, 2037	409,498	406,539
Ser. 3327, Class IF, IO, zero %, 2037	94,608	4,691
Ser. 3439, Class AO, PO, zero %, 2037	56,849	44,144
Ser. 3300, PO, zero %, 2037	65,069	53,570
Ser. 3226, Class YO, PO, zero %, 2036	19,980	19,934
Ser. 3607, Class AO, PO, zero %, 2036	381,000	215,653
Ser. 3046, PO, zero %, 2035	53,729	39,143
Ser. 3008, PO, zero %, 2034	43,728	32,654
Ser. 2684, Class TO, PO, zero %, 2033	101,000	59,254
Ser. 2684, PO, zero %, 2033	107,000	83,971
Ser. 2587, Class CO, PO, zero %, 2032	56,237	51,441
Ser. 201, PO, zero %, 2029	74,026	60,987
FRB Ser. 3349, Class DO, zero %, 2037	59,315	52,414
FRB Ser. 3274, Class TX, zero %, 2037	108,714	99,270
FRB Ser. 3326, Class YF, zero %, 2037	30,162	33,885
FRB Ser. 3261, Class KF, zero %, 2037	86,476	84,909
FRB Ser. 3238, Class LK, zero %, 2036	165,592	156,640
FRB Ser. 3231, Class X, zero %, 2036	29,366	29,240
FRB Ser. 3129, Class TF, zero %, 2036	147,361	134,927
FRB Ser. 3047, Class BD, zero %, 2035	44,125	37,520
FRB Ser. 3326, Class WF, zero %, 2035	128,935	128,655
FRB Ser. 3030, Class CF, zero %, 2035	61,928	53,365
FRB Ser. 3251, Class TP, zero %, 2035	49,897	38,224
FRB Ser. 2963, Class TW, zero %, 2035	22,359	19,198
FRB Ser. 3069, Class KF, zero %, 2034	72,859	68,036
FRB Ser. 3006, Class TE, zero %, 2034	18,370	16,804

Government National Mortgage Association
IFB Ser. 07-44, Class SP, 35.201s, 2036	296,541	405,905
IFB Ser. 05-58, Class SA, 22.823s, 2035	1,004,520	1,158,098
IFB Ser. 07-16, Class PS, 22.459s, 2037	261,011	317,172
IFB Ser. 07-19, Class AS, 22.391s, 2033	297,367	355,178
IFB Ser. 05-84, Class SB, 16.417s, 2035	573,817	660,511
IFB Ser. 03-14, Class SJ, 14.239s, 2032	1,812,000	2,080,243
IFB Ser. 08-47, Class S, IO, 7.468s, 2038	220,567	29,810
IFB Ser. 04-59, Class SC, IO, 6.968s, 2034	119,197	16,947
IFB Ser. 04-26, Class IS, IO, 6.968s, 2034	40,291	2,842
IFB Ser. 05-68, Class SN, IO, 6.968s, 2034	78,038	9,349
IFB Ser. 06-16, Class GS, IO, 6.757s, 2036	45,718	5,538
IFB Ser. 04-5, Class PS, IO, 6.717s, 2033	221,000	36,349
IFB Ser. 09-106, Class XN, IO, 6.667s, 2035	904,638	60,935
IFB Ser. 09-106, Class XI, IO, 6.567s, 2037	5,037,195	575,523
IFB Ser. 07-22, Class S, IO, 6.567s, 2037	176,984	20,144
IFB Ser. 07-35, Class PY, IO, 6.518s, 2037	6,462,940	854,711
IFB Ser. 05-3, Class SC, IO, 6.518s, 2035	1,000,795	138,313
IFB Ser. 09-106, Class XL, IO, 6.517s, 2037	203,512	22,536
IFB Ser. 09-87, Class SI, IO, 6.517s, 2035	1,617,670	224,934
IFB Ser. 04-104, Class IS, IO, 6.517s, 2034	66,396	7,972
IFB Ser. 07-53, Class SY, IO, 6.502s, 2037	179,962	18,582
IFB Ser. 07-58, Class PS, IO, 6.467s, 2037	244,512	22,497
IFB Ser. 07-37, Class SU, IO, 6.458s, 2037	94,923	12,551

MORTGAGE-BACKED SECURITIES (33.2%)* cont.	Principal amount	Value

Government National Mortgage Association cont.
IFB Ser. 07-40, Class SG, IO, 6.447s, 2037	$1,637,875	$162,961
IFB Ser. 07-40, Class SN, IO, 6.447s, 2037	1,403,955	139,687
IFB Ser. 07-37, Class YS, IO, 6.438s, 2037	77,885	9,497
IFB Ser. 07-59, Class PS, IO, 6.437s, 2037	136,447	11,605
IFB Ser. 07-59, Class SP, IO, 6.437s, 2037	232,393	20,037
IFB Ser. 07-68, Class PI, IO, 6.417s, 2037	67,748	6,526
IFB Ser. 07-16, Class KU, IO, 6.417s, 2037	1,548,785	189,570
IFB Ser. 06-38, Class SG, IO, 6.417s, 2033	2,387,435	193,084
IFB Ser. 09-106, Class LP, IO, 6.377s, 2036	292,897	31,204
IFB Ser. 09-106, Class CM, IO, 6.368s, 2034	13,390,958	1,661,818
IFB Ser. 08-6, Class TI, IO, 6.368s, 2032	135,335	13,468
IFB Ser. 09-87, Class SK, IO, 6.367s, 2032	228,719	23,834
IFB Ser. 07-17, Class AI, IO, 6.318s, 2037	638,673	86,591
IFB Ser. 08-2, Class SM, IO, 6.268s, 2038	165,725	16,213
IFB Ser. 07-9, Class AI, IO, 6.268s, 2037	225,690	22,786
IFB Ser. 06-26, Class S, IO, 6.267s, 2036	344,934	36,456
IFB Ser. 06-49, Class SA, IO, 6.227s, 2036	1,151,875	103,425
IFB Ser. 09-35, Class SP, IO, 6.168s, 2037	810,779	96,512
IFB Ser. 09-106, Class KS, IO, 6.167s, 2039	1,388,767	123,581
IFB Ser. 05-71, Class SA, IO, 6.128s, 2035	61,624	7,144
IFB Ser. 05-65, Class SI, IO, 6.117s, 2035	1,041,534	114,619
IFB Ser. 06-16, Class SX, IO, 6.057s, 2036	113,145	11,917
IFB Ser. 08-47, IO, 6.018s, 2037	1,299,643	151,947
IFB Ser. 07-17, Class IC, IO, 6.018s, 2037	135,110	15,776
IFB Ser. 07-17, Class IB, IO, 6.017s, 2037	119,554	15,111
IFB Ser. 09-106, Class SD, IO, 6.017s, 2036	928,836	96,782
IFB Ser. 09-76, Class XS, IO, 5.968s, 2039	1,793,783	201,768
IFB Ser. 07-25, Class KS, IO, 5.968s, 2037	82,218	8,371
IFB Ser. 07-21, Class S, IO, 5.968s, 2037	305,330	27,438
IFB Ser. 09-106, Class SU, IO, 5.967s, 2037	3,350,278	311,742
IFB Ser. 07-23, Class ST, IO, 5.967s, 2037	999,420	88,552
IFB Ser. 07-7, Class JI, IO, 5.967s, 2037	374,347	41,444
IFB Ser. 07-31, Class AI, IO, 5.948s, 2037	200,436	25,751
IFB Ser. 08-57, Class BI, IO, 5.937s, 2038	851,606	73,876
IFB Ser. 07-62, Class S, IO, 5.918s, 2037	68,402	6,668
IFB Ser. 07-43, Class SC, IO, 5.868s, 2037	176,095	16,727
IFB Ser. 09-106, Class SL, IO, 5.867s, 2036	490,306	53,342
IFB Ser. 09-87, Class TS, IO, 5.867s, 2035	2,351,480	265,960
IFB Ser. 04-83, Class CS, IO, 5.847s, 2034	156,608	17,388
IFB Ser. 09-106, Class ST, IO, 5.767s, 2038	541,005	54,599
IFB Ser. 04-41, Class SG, IO, 5.767s, 2034	140,540	7,901
IFB Ser. 09-87, Class WT, IO, 0.188s, 2035	2,009,140	7,660
Ser. 08-30, PO, zero %, 2038	323	323
Ser. 06-36, Class OD, PO, zero %, 2036	23,038	19,083
FRB Ser. 07-35, Class UF, zero %, 2037	26,235	25,581
IFB Ser. 09-106, Class WT, IO, zero %, 2037	1,078,077	4,058

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	63,451	57,741
Ser. 05-RP3, Class 1A3, 8s, 2035	216,786	197,004
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	165,893	148,889
FRB Ser. 05-RP2, Class 1AF, 0.581s, 2035	2,313,314	1,870,892

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.975s, 2035	587,692	73,462
Ser. 05-RP2, Class 1AS, IO, 5.692s, 2035	2,312,892	277,547
Ser. 06-RP2, Class 1AS1, IO, 5.626s, 2036	3,115,671	379,722
FRB Ser. 06-RP2, Class 1AF1, 0.631s, 2036	2,177,689	1,742,151
FRB Ser. 05-RP1, Class 1AF, 0.581s, 2035	361,296	289,037

MASTR Reperforming Loan Trust 144A FRB
Ser. 05-2, Class 1A1F, 0.581s, 2035	48,463	38,528

Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class A2, 7s, 2034	136,344	130,315

Putnam VT American Government Income Fund 9

MORTGAGE-BACKED SECURITIES (33.2%)* cont.	Principal amount	Value

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.019s, 2037	$3,982,423	$477,895
Ser. 07-4, Class 1A4, IO, 1s, 2037 F	4,189,195	110,490

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.442s, 2037	761,723	82,361

Total mortgage-backed securities (cost $41,465,067)		$52,639,408

U. S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (8.5%)*	Principal amount	Value

U. S. Government Guaranteed Mortgage Obligations (0.1%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from April 15, 2028
to August 15, 2032	$67,978	$73,254
6s, April 15, 2028	88,859	95,022

		168,276
U. S. Government Agency Mortgage Obligations (8.4%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from
September 1, 2030 to July 1, 2031	94,834	104,198
7 1/2s, October 1, 2014	15,159	16,280
7s, with due dates from November 1, 2026
to May 1, 2032	1,289,248	1,418,924
6s, with due dates from May 1, 2021
to August 1, 2021	181,664	194,919
5 1/2s, December 1, 2033	378,233	400,513
5 1/2s, October 1, 2018	242,507	258,800
5s, with due dates from May 1, 2018
to November 1, 2018	3,233,974	3,411,464

Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from October 1, 2029
to November 1, 2030	124,769	137,265
7s, with due dates from December 1, 2028
to December 1, 2035	2,651,446	2,924,838
6 1/2s, September 1, 2036	305,608	328,314
6s, July 1, 2021	1,050,255	1,127,547
5 1/2s, with due dates from June 1, 2014
to January 1, 2021	1,990,794	2,123,801
5s, February 1, 2039	498,076	511,792
4 1/2s, April 1, 2039	285,813	285,634

		13,244,289
Total U. S. government and agency mortgage
obligations (cost $12,843,144)		$13,412,565

U. S. GOVERNMENT AGENCY OBLIGATIONS (7.8%)*	Principal amount	Value

Fannie Mae 4 1/4s, August 15, 2010	$1,700,000	$1,741,522

Federal Farm Credit Bank 5 3/4s,
January 18, 2011	10,000,000	10,557,708

Total U. S. government agency obligations (cost $11,559,905)		$12,299,230

U. S. TREASURY OBLIGATIONS (11.0%)*	Principal amount	Value

U.S. Treasury Bonds
8s, November 15, 2021	$4,260,000	$5,803,585
6 1/4s, May 15, 2030	6,505,000	7,951,346

U.S. Treasury Notes 1 3/8s,
September 15, 2012	3,643,000	3,626,350

Total U. S. treasury obligations (cost $15,928,579)		$17,381,281

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.4%)*	strike price	amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 4.235% versus the three month
USD-LIBOR-BBA maturing
June 11, 2020.	Jun-10/4.235	$10,145,000	$302,118

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 4.23% versus the three month
USD-LIBOR-BBA maturing
June 9, 2020.	Jun-10/4.230	10,145,000	299,075

Total purchased options outstanding (cost $684,534)			$601,193

SHORT-TERM INVESTMENTS (46.7%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund e		20,791,658	$20,791,658

Interest in $300,000,000 joint triparty
repurchase agreement dated
December 31, 2009 with Bank of America
Sec. LLC. due January 4, 2010 — maturity
value of $23,200,026 for an effective yield
of 0.01% (collateralized by various
mortgage backed securities with coupon
rates from 5.0% to 5.5% and due dates from
April 1, 2038 to December 1, 2039 valued
at $306,000,000)	$23,200,000		23,200,000

Fannie Mae Discount Notes, for an effective
yield of 0.25%, October 1, 2010 ##		5,000,000	4,990,520

Fannie Mae Discount Notes, for an effective
yield of 0.18%, June 23, 2010		3,000,000	2,997,390

Freddie Mac Discount Notes, for an effective
yield of 0.14%, April 19, 2010 ##	10,000,000		9,995,800

Freddie Mac Discount Notes, for an effective
yield of 0.12%, March 30, 2010 ##		3,100,000	3,099,092

Straight-A Funding, LLC, for an effective
yield of 0.18%, March 12, 2010		5,000,000	4,998,250

U.S. Treasury Bills, for an effective yield
of 0.33%, November 18, 2010 #		945,000	941,656

U.S. Treasury Cash Management Bills, for
effective yields ranging from 0.24%
to 0.25%, July 15, 2010 # ##		3,020,000	3,014,364

Total short-term investments (cost $74,030,881)			$74,028,730

Total investments (cost $156,512,110)		$170,362,407

Key to holding’s abbreviations

FRB	Floating Rate Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
PO	Principal Only

* Percentages indicated are based on net assets of $158,375,688.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at December 31, 2009.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at December 31, 2009.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

10 Putnam VT American Government Income Fund

At December 31, 2009, liquid assets totaling $68,249,085 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB are the current interest rates at December 31, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at December 31, 2009.

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/09	contracts	Value	date	(depreciation)

U.S. Treasury Bond
20 yr (Long)	450	$51,918,750	Mar-10	$(1,848,464)

U.S. Treasury Note
2 yr (Short)	24	5,190,375	Mar-10	24,465

U.S. Treasury Note
5 yr (Long)	35	4,003,398	Mar-10	(64,237)

U.S. Treasury Note
10 yr (Long)	22	2,539,969	Mar-10	(40,482)

Total				$(1,928,718)

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $11,241,450)	amount	strike price	Value

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to pay a fixed rate
of 4.475% versus the three month
USD-LIBOR-BBA maturing
August 19, 2021.	$4,542,000	Aug-11/4.475	$197,759

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to receive a fixed
rate of 4.475% versus the three
month USD-LIBOR-BBA maturing
August 19, 2021.	4,542,000	Aug-11/4.475	297,501

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to pay a fixed rate
of 4.55% versus the three month
USD-LIBOR-BBA maturing
August 17, 2021.	5,018,000	Aug-11/4.55	233,237

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to receive a fixed
rate of 4.55% versus the three
month USD-LIBOR-BBA maturing
August 17, 2021.	5,018,000	Aug-11/4.55	313,073

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to receive a fixed
rate of 4.765% versus the three
month USD-LIBOR-BBA maturing
August 16, 2021.	4,214,000	Aug-11/4.765	229,115

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to pay a fixed rate
of 4.765% versus the three month
USD-LIBOR-BBA maturing
August 16, 2021.	4,214,000	Aug-11/4.765	233,582

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $11,241,450) cont.	amount	strike price	Value

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to pay a fixed rate
of 4.70% versus the three month
USD-LIBOR-BBA maturing
August 8, 2021.	$3,603,000	Aug-11/4.70	$189,698

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to receive a fixed
rate of 4.70% versus the three
month USD-LIBOR-BBA maturing
August 8, 2021.	3,603,000	Aug-11/4.70	202,092

Option on an interest rate swap
with Citibank, N. A. for the
obligation to pay a fixed rate of
4.49% versus the three month
USD-LIBOR-BBA maturing
August 17, 2021.	10,036,000	Aug-11/4.49	448,609

Option on an interest rate swap
with Citibank, N. A. for the
obligation to receive a fixed rate
of 4.52% versus the three month
USD-LIBOR-BBA maturing
July 26, 2021.	6,062,000	Jul-11/4.52	374,025

Option on an interest rate swap
with Citibank, N. A. for the
obligation to receive a fixed rate
of 4.49% versus the three month
USD-LIBOR-BBA maturing
August 17, 2021.	10,036,000	Aug-11/4.49	649,831

Option on an interest rate swap
with Citibank, N. A. for the
obligation to pay a fixed rate of
4.5475% versus the three month
USD-LIBOR-BBA maturing
July 26, 2021.	3,031,000	Jul-11/4.5475	140,638

Option on an interest rate swap
with Citibank, N. A. for the
obligation to receive a fixed rate
of 4.5475% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	3,031,000	Jul-11/4.5475	183,709

Option on an interest rate swap
with Citibank, N. A. for the
obligation to pay a fixed rate of
4.52% versus the three month
USD-LIBOR-BBA maturing
July 26, 2021.	6,062,000	Jul-11/4.52	274,609

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 4.525% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	6,464,000	Jul-11/4.525	294,112

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 4.745% versus the
three month USD-LIBOR-BBA
maturing July 27, 2021.	9,696,000	Jul-11/4.745	520,481

Putnam VT American Government Income Fund 11

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $11,241,450) cont.	amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 4.745% versus the three
month USD-LIBOR-BBA maturing
July 27, 2021.	$9,696,000	Jul-11/4.745	$530,662

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 4.46% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	6,464,000	Jul-11/4.46	277,564

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 4.525% versus the
three month USD-LIBOR-BBA
maturing July 26, 2021.	6,464,000	Jul-11/4.525	397,534

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 4.46% versus the
three month USD-LIBOR-BBA
maturing July 26, 2021.	6,464,000	Jul-11/4.46	414,191

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 5.235% versus the
three month USD-LIBOR-BBA
maturing June 11, 2020.	10,145,000	Jun-10/5.235	68,479

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $11,241,450) cont.	amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 5.32% versus the three
month USD-LIBOR-BBA maturing
January 09, 2022.	$28,847,000	Jan-12/5.32	$2,300,607

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 4.02% versus the three
month USD-LIBOR-BBA maturing
October 14, 2020.	6,668,400	Oct-10/4.02	163,109

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 4.02% versus the
three month USD-LIBOR-BBA
maturing October 14, 2020.	6,668,400	Oct-10/4.02	366,962

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 5.23% versus the
three month USD-LIBOR-BBA
maturing June 9, 2020.	10,145,000	Jun-10/5.23	67,093

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 5.32% versus the
three month USD-LIBOR-BBA
maturing January 9, 2022.	28,847,000	Jan-12/5.32	1,324,943

Total			$10,693,215

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/09

		Upfront				Unrealized
Swap	Notional	premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N. A.
	$3,500,000	$—	12/22/19	3.68125%	3 month USD-LIBOR-BBA	$80,358

	20,931,000	—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(1,700,856)

	6,734,000	—	9/16/38	4.66%	3 month USD-LIBOR-BBA	(246,457)

Citibank, N. A.
	3,908,900	—	12/23/29	4.325%	3 month USD-LIBOR-BBA	72,397

	6,278,000	(28,410)	11/24/29	4.06%	3 month USD-LIBOR-BBA	292,860

Credit Suisse International
	9,103,000	21,467	12/18/39	4.37%	3 month USD-LIBOR-BBA	238,307

	3,599,000	13,804	12/18/24	4.17%	3 month USD-LIBOR-BBA	84,571

	19,826,000	42,002	12/18/14	2.74%	3 month USD-LIBOR-BBA	225,377

	58,351,000	41,093	12/18/11	1.23%	3 month USD-LIBOR-BBA	188,357

	3,913,500	—	12/23/29	4.3725%	3 month USD-LIBOR-BBA	47,277

	4,564,000	—	12/30/14	2.97125%	3 month USD-LIBOR-BBA	(1,728)

	32,765,000	—	1/22/14	2.03719%	3 month USD-LIBOR-BBA	427,937

Deutsche Bank AG
	1,524,100	—	11/24/29	4.07%	3 month USD-LIBOR-BBA	75,921

	57,354,000	(23,830)	12/4/10	3 month USD-LIBOR-BBA	0.53%	(50,260)

	125,930,000	(76,469)	12/4/13	2.01%	3 month USD-LIBOR-BBA	2,224,377

	28,343,000	42,441	12/4/19	3 month USD-LIBOR-BBA	3.38%	(1,268,234)

	11,700,000	—	12/21/14	3 month USD-LIBOR-BBA	2.59%	(195,717)

	14,000,000	—	2/9/14	2.525%	3 month USD-LIBOR-BBA	(83,360)

	90,000,000	—	3/16/16	3 month USD-LIBOR-BBA	2.85%	(1,739,725)

	5,642,000	—	10/5/21	3 month USD-LIBOR-BBA	3.52057%	(292,340)

12 Putnam VT American Government Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/09 cont.

		Upfront				Unrealized
Swap	Notional	premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
	$6,600,000	$ —	12/21/14	3 month USD-LIBOR-BBA	2.6025%	$(106,488)

	4,534,300	—	12/24/19	3.92%	3 month USD-LIBOR-BBA	13,435

	13,498,800	—	12/24/11	1.2675%	3 month USD-LIBOR-BBA	32,516

	7,253,000	(261,108)	11/12/19	3 month USD-LIBOR-BBA	5.355%	640,514

JPMorgan Chase Bank, N. A.
	31,014,000	—	3/22/10	3 month USD-LIBOR-BBA	2.23%	327,726

	12,011,000	—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	131,136

	13,758,000	—	7/16/10	3 month USD-LIBOR-BBA	3.384%	430,521

	5,035,000	—	7/22/10	3 month USD-LIBOR-BBA	3.565%	166,341

	15,791,400	—	12/11/13	3 month USD-LIBOR-BBA	2.1125%	(238,375)

	5,595,000	48,633	12/17/39	3 month USD-LIBOR-BBA	4.31%	(140,027)

	44,695,000	(261,938)	12/17/24	4.1%	3 month USD-LIBOR-BBA	966,332

	17,174,000	99,870	12/17/19	3 month USD-LIBOR-BBA	3.67%	(299,741)

	3,900,000	—	12/17/24	4.18%	3 month USD-LIBOR-BBA	71,799

	53,502,200	—	12/24/11	1.25059%	3 month USD-LIBOR-BBA	146,709

	73,700,000	—	8/13/11	1.67589%	3 month USD-LIBOR-BBA	(1,093,217)

	9,148,600	—	12/24/19	3 month USD-LIBOR-BBA	3.90798%	(36,461)

	7,500,000	—	9/14/19	3 month USD-LIBOR-BBA	3.505%	(188,170)

Total						$(796,388)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$52,508,616	$130,792

Purchased options outstanding	—	601,193	—

U.S. Government Agency Obligations	—	12,299,230	—

U.S. Government and agency mortgage obligations	—	13,412,565	—

U.S. Treasury Obligations	—	17,381,281	—

Short-term investments	20,791,658	53,237,072	—

Totals by level	$20,791,658	$149,439,957	$130,792

	Level 1	Level 2	Level 3

Other financial instruments:	$(1,928,718)	$(11,147,158)	$(57,777)

Other financial instruments include futures, written options, swaps and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	sales	Level 3	2009

Mortgage-backed securities	$27,632	$—	$436	$11,946	$(40,014)	$130,792	$130,792

Totals:	$27,632	$—	$436	$11,946	$(40,014)	$130,792	$130,792

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
	2009††	premiums	gain/(loss)	(depreciation)†	sales	Level 3	2009††

Other financial instruments:	$(64,777)	$—	$—	$7,000	$—	$—	$(57,777)

† Includes $7,000 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount payable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 13

Statement of assets and liabilities
12/31/09

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $135,720,452)	$149,570,749

Affiliated issuers (identified cost $20,791,658) (Note 6)	20,791,658

Cash	44,158

Interest and other receivables	1,031,149

Receivable for shares of the fund sold	132,628

Receivable for investments sold	13,396,478

Receivable for sales of delayed delivery securities (Note 1)	6,520

Unrealized appreciation on swap contracts (Note 1)	6,884,768

Premium paid on swap contracts (Note 1)	651,755

Total assets	192,509,863

Liabilities

Payable for variation margin (Note 1)	239,211

Payable for investments purchased	14,633,700

Payable for shares of the fund repurchased	133,131

Payable for compensation of Manager (Note 2)	179,391

Payable for investor servicing fees (Note 2)	3,961

Payable for custodian fees (Note 2)	15,560

Payable for Trustee compensation and expenses (Note 2)	55,519

Payable for administrative services (Note 2)	1,023

Payable for distribution fees (Note 2)	12,799

Payable for receivable purchase agreement (Note 2)	57,777

Interest payable (Note 2)	57,195

Written options outstanding, at value (premiums received
$11,241,450) (Notes 1 and 3)	10,693,215

Premium received on swap contracts (Note 1)	309,310

Unrealized depreciation on swap contracts (Note 1)	7,681,156

Other accrued expenses	61,227

Total liabilities	34,134,175

Net assets	$158,375,688

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$137,788,902

Undistributed net investment income (Note 1)	11,567,148

Accumulated net realized loss on investments (Note 1)	(2,725,459)

Net unrealized appreciation of investments	11,745,097

Total — Representing net assets applicable
to capital shares outstanding	$158,375,688

Computation of net asset value Class IA

Net Assets	$98,591,259

Number of shares outstanding	7,545,238

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$13.07

Computation of net asset value Class IB

Net Assets	$59,784,429

Number of shares outstanding	4,591,511

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$13.02

Statement of operations
Year ended 12/31/09

Investment income

Interest (including interest income of $37,438 from investments
in affiliated issuers) (Note 6)	$8,593,303

Total investment income	8,593,303

Expenses

Compensation of Manager (Note 2)	992,093

Investor servicing fees (Note 2)	45,735

Custodian fees (Note 2)	37,182

Trustee compensation and expenses (Note 2)	21,827

Administrative services (Note 2)	15,232

Distribution fees — Class IB (Note 2)	147,035

Interest expense (Note 2)	57,195

Other	119,891

Fees waived and reimbursed by Manager (Note 2)	(308,210)

Total expenses	1,127,980

Expense reduction (Note 2)	(683)

Net expenses	1,127,297

Net investment income	7,466,006

Net realized gain on investments (Notes 1 and 3)	4,721,312

Net realized gain on swap contracts (Note 1)	7,287,106

Net realized loss on futures contracts (Note 1)	(137,466)

Net realized gain on written options (Notes 1 and 3)	555,164

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, receivable purchase agreement
and TBA sale commitments during the year	9,290,229

Net gain on investments	21,716,345

Net increase in net assets resulting from operations	$29,182,351

The accompanying notes are an integral part of these financial statements.

14 Putnam VT American Government Income Fund

Statement of changes in net assets

	Putnam VT
	American Government Income Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase in net assets

Operations:

Net investment income	$7,466,006	$7,125,155

Net realized gain (loss) on investments	12,426,116	(3,666,503)

Net unrealized appreciation (depreciation)
of investments	9,290,229	(3,763,469)

Net increase (decrease) in net assets
resulting from operations	29,182,351	(304,817)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(4,131,789)	(4,250,985)

Class IB	(2,437,098)	(2,898,368)

Increase in capital from settlement
payments (Note 7)	—	8,740

Increase (decrease) from capital share
transactions (Note 4)	(11,534,110)	16,129,020

Total increase in net assets	11,079,354	8,683,590

Net assets:

Beginning of year	147,296,334	138,612,744

End of year (including undistributed net
investment income of $11,567,148 and
$4,111,720, respectively)	$158,375,688	$147,296,334

The accompanying notes are an integral part of these financial statements.

Putnam VT American Government Income Fund 15

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,d,e	Ratio of expenses to average net assets, excluding interest expense (%) b,d,e	Ratio of net investment income (loss) to average net assets (%) e	Portfolio turnover (%) f

Putnam VT American Government Income Fund (Class IA)

12/31/09	$11.27	.60	1.73	2.33	(.53)	—	(.53)	—	$13.07	21.35	$98,591	.64 g	.60	4.99	241.74

12/31/08	11.73	.54	(.46)	.08	(.54)	—	(.54)	— h,i	11.27	.54	89,863.62		.62	4.68	127.57

12/31/07	11.38	.54	.40 j	.94	(.59)	—	(.59)	—	11.73	8.63 j	76,057.62		.62	4.76	153.13

12/31/06	11.50	.45	(.07)	.38	(.50)	—	(.50)	—	11.38	3.51	83,470.62		.62	4.01	180.25

12/31/05	11.75	.41	(.22)	.19	(.41)	(.03)	(.44)	—	11.50	1.65	107,325.64		.64	3.56	419.62

Putnam VT American Government Income Fund (Class IB)

12/31/09	$11.23	.57	1.72	2.29	(.50)	—	(.50)	—	$13.02	21.00	$59,784	.89 g	.85	4.74	241.74

12/31/08	11.69	.52	(.47)	.05	(.51)	—	(.51)	— h,i	11.23	.30	57,434.87		.87	4.49	127.57

12/31/07	11.34	.51	.40 j	.91	(.56)	—	(.56)	—	11.69	8.36 j	62,556.87		.87	4.51	153.13

12/31/06	11.46	.42	(.07)	.35	(.47)	—	(.47)	—	11.34	3.22	65,543.87		.87	3.74	180.25

12/31/05	11.71	.38	(.22)	.16	(.38)	(.03)	(.41)	—	11.46	1.35	74,858.89		.89	3.32	419.62

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to Decemeber 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.20%

12/31/08	0.21

12/31/07	0.21

12/31/06	0.22

12/31/05	0.17

f Portfolio turnover excludes dollar roll transactions.

g Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.04% of average net assets as of December 31, 2009 (Note 2).

h Amount represents less than $0.01 per share.

i Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the Securities and Exchange Commission (the “SEC”) which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008 (Note 7).

j Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.01 per share (Note 2).

The accompanying notes are an integral part of these financial statements.

16 Putnam VT American Government Income Fund

Notes to financial statements 12/31/09

Note 1 — Significant accounting policies

Putnam VT American Government Income Fund (the “fund”), is a diversified series of Putnam Variable Trust (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks high current income with preservation of capital as a secondary objective by investing in U.S. Treasury securities and government agency and private mortgage-backed and asset-backed securities. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements.

A) Security Valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term  investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 500 on futures contracts for the year ended December 31, 2009. The fund had an average contract amount of approximately $43,600,000 on purchased options contracts for the year

Putnam VT American Government Income Fund 17

ended December 31, 2009. See Note 3 for the volume of written options contracts activity for the year ended December 31, 2009.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,737,300,000 on Interest rate swap contracts for the year ended December 31, 2009.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $1,592,532 at December 31, 2009. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At December 31, 2009, the fund had net liability position of $12,478,782 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $12,813,129.

I) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

K) Dollar Rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2009, the fund had a capital loss carryover of $3,883,940 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss
Fund name	carryover	Expiration date

Putnam VT American Government Income Fund	$2,328,924	12/31/14

	75,293	12/31/15

	1,479,723	12/31/16

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, unrealized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contracts and interest only securities. Reclassifications are made to the

18 Putnam VT American Government Income Fund

fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2009, the fund reclassified $6,558,309 to increase undistributed net investment income and $3 to increase paid-in-capital, with an increase to accumulated net realized losses of $6,558,312.

The tax basis components of distributable earnings and the federal tax cost as of December 31, 2009 were as follows:

Unrealized appreciation	$13,783,613
Unrealized depreciation	(499,354)

Net unrealized appreciation	13,284,259
Undistributed ordinary income	11,760,088
Capital loss carryforward	(3,883,940)

Cost for federal income tax purposes	$157,078,148

N) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

O) Beneficial interest At December 31, 2009, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 38.9% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and
other transactions

The fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates:

Fund name	Fee rate

Putnam VT American Government	0.65% of the first $500 million of average
Income Fund	net assets,
0.55% of the next $500 million,
0.50% of the next $500 million,
0.45% of the next $5 billion,
0.425% of the next $5 billion,
0.405% of the next $5 billion,
0.39% of the next $5 billion,
0.38% of the next $5 billion,
0.37% of the next $5 billion,
0.36% of the next $5 billion,
0.35% of the next $5 billion,
and 0.34% thereafter.

Effective January 1, 2010, the fund will pay Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

Fund name	Fee rate

Putnam VT American Government	0.550% of the first $5 billion of average
Income Fund	net assets,
0.500% of the next $5 billion,
0.450% of the next $10 billion,
0.400% of the next $10 billion,
0.350% of the next $50 billion,
0.330% of the next $50 billion,
0.320% of the next $100 billion,
and 0.315% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses for the fund’s Lipper peer group of funds underlying variable insurance products that have the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the year ended December 31, 2009, the fund’s expenses were reduced by $177,134 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended December 31, 2009, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.45% of the fund’s average net assets. During the year ended December 31, 2009, the fund’s expenses were reduced by $131,076 as a result of this limit.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $251,354 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF of $1,405,002 and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. The fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.03% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the year ended December 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended December 31, 2009, the fund’s expenses were reduced by $683 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $116, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Putnam VT American Government Income Fund 19

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the year ended December 31, 2009, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $260,877,803 and $274,540,127, respectively. Purchases and sales of U.S. government securities aggregated $3,627,660 and $3,685,530, respectively.

Written option transactions during the year ended December 31, 2009 are summarized as follows:

			Written options
		Currency	outstanding					Written options
		of contract	at beginning of	Options	Options	Options	Options	outstanding
Fund name		amounts	year	opened	exercised	expired	closed	at end of year

Putnam VT American Government
Income Fund	Contract amounts	USD	94,158,000	151,886,800	(18,232,000)	(18,232,000)	—	209,580,800

	Premiums received		$3,468,572	$8,883,208	$(555,165)	$(555,165)	$—	$11,241,450

Note 4 — Capital shares

At December 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/09		Year ended 12/31/08		Year ended 12/31/09		Year ended 12/31/08

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT American Government Income Fund

Shares sold	804,950	$9,815,957	2,815,558	$33,210,679	596,990	$7,167,873	1,197,135	$14,022,748

Shares issued in connection with
reinvestment of distributions	363,394	4,131,789	363,954	4,250,985	214,722	2,437,098	248,574	2,898,368

Subtotal	1,168,344	13,947,746	3,179,512	37,461,664	811,712	9,604,971	1,445,709	16,921,116

Shares repurchased	(1,595,249)	(19,108,278)	(1,689,426)	(19,147,253)	(1,334,009)	(15,978,549)	(1,681,320)	(19,106,507)

Net increase (decrease)	(426,905)	$(5,160,532)	1,490,086	$18,314,411	(522,297)	$(6,373,578)	(235,611)	$(2,185,391)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of December 31, 2009:

	Asset derivatives 12/31/09			Liability derivatives 12/31/09

Derivatives not accounted
	for as hedging instruments	Statement of assets and		Statement of assets and
Fund name	under ASC 815	liabilities location	Market value	liabilities location	Market value

Putnam VT American Government Income Fund	Interest rate contracts	Investments, Receivables,		Payables, Net assets —
		Net assets — Unrealized		Unrealized appreciation/
		appreciation/(depreciation)	$8,019,985*	(depreciation)	$20,494,668*

	Total		$8,019,985		$20,494,668

*Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the year ended December 31, 2009 (see Note 1):

	Derivatives not accounted
	for as hedging instruments			Forward currency
Fund name	under ASC 815	Options	Futures	contracts	Swaps	Total

Putnam VT American Government	Interest rate contracts
Income Fund		$(303,818)	$(137,466)	$—	$7,287,106	$6,845,822

	Total	$(303,818)	$(137,466)	$—	$7,287,106	$6,845,822

20 Putnam VT American Government Income Fund

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the year ended December 31, 2009 (see Note 1):

	Derivatives not accounted
	for as hedging instruments			Forward currency
Fund name	under ASC 815	Options	Futures	contracts	Swaps	Total

Putnam VT American Government
Income Fund	Interest rate contracts	$3,716,797	$(1,472,713)	$—	$(3,016,500)	$(772,416)

	Total	$3,716,797	$(1,472,713)	$—	$(3,016,500)	$(772,416)

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $37,438 for the year ended December 31, 2009. During the year ended December 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $43,413,780 and $22,622,122, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters. In August 2008, the fund received a payment from Putnam Management for $8,740 related to restitution payments in connection with a distribution plan approved by the SEC. This amount can be found in the Increase in capital from settlement payment line in the prior years Statement of changes in net assets.

Note 8 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT American Government Income Fund 21

Shareholder Meeting Results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, with all funds of the Trust voting together as single class, as follows:

	Votes for	Votes withheld

Ravi Akhoury	1,009,155,699	38,985,923

James A. Baxter	1,010,524,775	37,616,847

Charles B. Curtis	1,009,780,801	38,360,821

Robert J. Darretta	1,008,964,959	39,176,663

Myra R. Drucker	1,008,998,125	39,143,497

John A. Hill	1,009,946,107	38,195,515

Paul L. Joskow	1,010,640,504	37,501,118

Elizabeth T. Kennan	1,007,860,420	40,281,202

Kenneth R. Leibler	1,010,429,752	37,711,870

Robert E. Patterson	1,010,419,715	37,721,907

George Putnam, III	1,009,420,679	38,720,943

Robert L. Reynolds	1,010,644,489	37,497,133

W. Thomas Stephens	1,010,444,518	37,697,104

Richard B. Worley	1,010,252,241	37,889,381

A proposal to approve a new management contract between each fund and Putnam Management was approved as follows:

Fund name	Votes for	Votes against	Abstentions	Broker non-votes

Putnam VT American Government Income Fund	11,652,001	249,664	441,521	—

22 Putnam VT American Government Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of the funds in Putnam Variable Trust and, as required by law, determines annually for each fund whether to approve the continuance of the management contract with Putnam Investment Management (“Putnam Management”), and with respect to certain funds in Putnam Variable Trust, the sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of the funds’ management contract — and with respect to certain funds in Putnam Variable Trust, the sub-management and sub-advisory contracts — effective July 1, 2009. In addition, with respect to those funds in Putnam Variable Trust for which PIL did not then serve as a sub-manager under the sub-management contract between Putnam Management and PIL, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract between Putnam Management and PIL, to be effective April 30, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL or PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds in Putnam Variable Trust and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for each fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current

Putnam VT American Government Income Fund 23

contractual arrangements (and, with respect to certain funds in Putnam Variable Trust, the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories;
total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of the funds in Putnam Variable Trust at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to these arrangements that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees and excluding charges and expenses at the insurance company separate account level) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

	Actual	Total
	management fee	expenses
	(percentile)	(percentile)

Putnam VT American Government Income Fund	19th	56th

Putnam VT Capital Opportunities Fund	3rd	52nd

Putnam VT Diversified Income Fund	21st	50th

Putnam VT Equity Income Fund	22nd	22nd

Putnam VT The George Putnam Fund of Boston	58th	46th

Putnam VT Global Asset Allocation Fund	48th	48th

Putnam VT Global Equity Fund	32nd	37th

Putnam VT Global Health Care Fund	25th	6th

Putnam VT Global Utilities Fund	50th	38th

Putnam VT Growth and Income Fund	7th	3rd

Putnam VT Growth Opportunities Fund	1st	21st

Putnam VT High Yield Fund	52nd	28th

Putnam VT Income Fund	39th	36th

Putnam VT International Equity Fund	41st	34th

Putnam VT International Growth and Income Fund	34th	17th

Putnam VT International New Opportunities Fund	72nd	66th

Putnam VT Investors Fund	38th	38th

	Actual	Total
	management fee	expenses
	(percentile)	(percentile)

Putnam VT Mid Cap Value Fund	11th	44th

Putnam VT Money Market Fund	38th	48th

Putnam VT New Opportunities Fund	33rd	25th

Putnam VT Research Fund	14th	45th

Putnam VT Small Cap Value Fund	48th	55th

Putnam VT Vista Fund	14th	24th

Putnam VT Voyager Fund	34th	41st

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. All of the funds in Putnam Variable Trust had below average expense ratios relative to their custom peer groups and, therefore, were not subject to this additional expense limitation.

• Economies of scale. The funds in Putnam Variable Trust currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the

24 Putnam VT American Government Income Fund

fee schedules in effect for the funds in Putnam Variable Trust represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under Putnam Variable Trust’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis in top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of the funds in Putnam Variable Trust, the Trustees considered that each fund’s class IA share cumulative total return performance at net asset value was in particular percentiles of its Lipper Inc. peer group for the one-year, three-year and five-year periods ended March 31, 2009. This information is shown in the following table. (Results do not reflect charges and expenses at the insurance company separate account level.) Where applicable, the table also shows the number of funds in the peer groups for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds. Past performance is not a guarantee of future returns.

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Putnam VT American Government
Income Fund	52nd (71)	32nd (62)	68th (55)

Lipper VP (Underlying Funds) — General U.S. Government Funds

Putnam VT Capital Opportunities Fund	32nd (140)	65th (116)	43rd (96)

Lipper VP (Underlying Funds) — Small-Cap Core Funds

Putnam VT Diversified Income Fund	99th (61)	99th (51)	96th (41)

Lipper VP (Underlying Funds) — General Bond Funds

Putnam VT Equity Income Fund	6th (72)	17th (64)	20th (55)

Lipper VP (Underlying Funds) — Equity Income Funds

Putnam VT The George Putnam Fund
of Boston	95th (195)	95th (164)	94th (94)

Lipper VP (Underlying Funds) — Balanced Funds

Putnam VT Global Asset Allocation Fund	53rd (214)	67th (150)	69th (94)

Lipper VP (Underlying Funds) — Mixed-Asset Target Allocation Growth Funds

Putnam VT Global Equity Fund	87th (50)	77th (33)	80th (28)

Lipper VP (Underlying Funds) — Global Core Funds

Putnam VT Global Health Care Fund	11th (36)	30th (33)	38th (28)

Lipper VP (Underlying Funds) — Health/Biotechnology Funds

Putnam VT Global Utilities Fund	25th (32)	42nd (30)	58th (25)

Lipper VP (Underlying Funds) — Utility Funds

Putnam VT Growth and Income Fund	35th (125)	82nd (111)	77th (97)

Lipper VP (Underlying Funds) — Large-Cap Value Funds

Putnam VT Growth Opportunities Fund	12th (238)	47th (211)	74th (193)

Lipper VP (Underlying Funds) — Large-Cap Growth Funds

Putnam VT High Yield Fund	54th (114)	45th (104)	36th (84)

Lipper VP (Underlying Funds) — High Current Yield Funds

Putnam VT Income Fund	90th (39)	88th (38)	87th (37)

Lipper VP (Underlying Funds) — Corporate Debt Funds A—Rated

Putnam VT International Equity Fund	77th (117)	69th (99)	79th (92)

Lipper VP (Underlying Funds) — International Core Funds

Putnam VT International Value Fund	75th (69)	74th (62)	72nd (55)

Lipper VP (Underlying Funds) — International Value Funds

Putnam VT International Growth Fund	24th (83)	31st (64)	41st (48)

Lipper VP (Underlying Funds) — International Growth Funds

Putnam VT Investors Fund	26th (242)	88th (217)	82nd (189)

Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Mid Cap Value Fund	74th (87)	75th (73)	59th (59)

Lipper VP (Underlying Funds) — Mid-Cap Value Funds

Putnam VT Money Market Fund	13th (108)	15th (106)	15th (102)

Putnam VT American Government Income Fund 25

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Lipper VP (Underlying Funds) — Money Market Funds

Putnam VT New Opportunities Fund	18th (145)	60th (124)	60th (100)

Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT Research Fund	19th (242)	73rd (217)	82nd (189)

Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Small Cap Value Fund	86th (63)	93rd (53)	96th (43)

Lipper VP (Underlying Funds) — Small-Cap Value Funds

Putnam VT Vista Fund	85th (143)	94th (128)	87th (113)

Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Voyager Fund	1st (238)	41st (211)	65th (193)

Lipper VP (Underlying Funds) — Large-Cap Growth Funds

The Trustees noted the disappointing performance for certain of the funds in Putnam Variable Trust, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance, as detailed below. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

U.S. Large Cap Equity Funds

Putnam VT Growth and Income Fund — The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager took over sole responsibility for managing the fund’s investments. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Putnam VT The George Putnam Fund of Boston — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager was added to the fund’s management team. The Trustees also noted the fund’s improved year-to-date performance as of March 31, 2009.

Putnam VT Investors Fund — The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered various changes made to the fund’s portfolio team since July 2008, resulting in the fund being managed by a sole portfolio manager as of March 2009. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Putnam VT Research Fund — The Trustees noted the disappointing performance for your fund for the five-year period ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered various changes made to the fund’s portfolio team since April 2008, resulting in the fund being managed by a sole portfolio manager as of February 2009. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Taxable Fixed Income Funds

Putnam VT Income Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the taxable fixed-income markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted subsequent improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

Putnam VT Diversified Income Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the taxable fixed-income markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted subsequent improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

International/Global Large Cap Equity Funds

Putnam VT Global Equity Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

Putnam VT International Equity Fund — The Trustees noted the disappointing performance for your fund for the one-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

26 Putnam VT American Government Income Fund

Putnam Small & Mid-Cap Equity Funds

VT Small Cap Value Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1, 2 and 4 described above, the Trustees considered the return of a prior portfolio manager to co-manage the fund’s investments with its existing portfolio manager.

Putnam VT Vista Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1, 2 and 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with Putnam Variable Trust. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of Putnam Variable Trust’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Investor Services, Inc., each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by the funds in Putnam Variable Trust are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for the funds in Putnam Variable Trust. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a

Putnam VT American Government Income Fund 27

fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for each of the funds in Putnam Variable Trust, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by each affected fund under its current management contract, based on the net assets of each individual fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed	Current
	Effective	Effective
	Contractual	Contractual
Name of Fund	Rate	Rate	Difference

Putnam VT American Government
Income Fund	0.412%	0.650%	(0.238%)

Putnam VT Capital Opportunities Fund	0.642%	0.650%	(0.008%)

Putnam VT Diversified Income Fund	0.562%	0.700%	(0.138%)

Putnam VT Equity Income Fund	0.492%	0.650%	(0.158%)

Putnam VT The George Putnam Fund
of Boston	0.542%	0.650%	(0.108%)

Putnam VT Global Asset Allocation Fund	0.612%	0.700%	(0.088%)

Putnam VT Global Equity Fund	0.712%	0.800%	(0.088%)

Putnam VT Global Health Care Fund	0.642%	0.700%	(0.058%)

Putnam VT Global Utilities Fund	0.642%	0.700%	(0.058%)

Putnam VT Growth and Income Fund	0.492%	0.577%	(0.085%)

Putnam VT Growth Opportunities Fund	0.572%	0.700%	(0.128%)

Putnam VT High Yield Fund	0.582%	0.700%	(0.118%)

Putnam VT Income Fund	0.412%	0.650%	(0.238%)

Putnam VT International Equity Fund	0.712%	0.792%	(0.080%)

Putnam VT International Growth and
Income Fund	0.712%	0.800%	(0.088%)

Putnam VT International New
Opportunities Fund	0.942%	1.000%	(0.058%)

Putnam VT Investors Fund	0.572%	0.650%	(0.078%)

Putnam VT Mid Cap Value Fund	0.602%	0.700%	(0.098%)

Putnam VT Money Market Fund	0.302%	0.450%	(0.148%)

Putnam VT New Opportunities Fund	0.572%	0.697%	(0.125%)

Putnam VT Research Fund	0.572%	0.650%	(0.078%)

Putnam VT Small Cap Value Fund	0.642%	0.800%	(0.158%)

Putnam VT Vista Fund	0.602%	0.650%	(0.048%)

Putnam VT Voyager Fund	0.572%	0.659%	(0.086%)

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for all of the funds in Putnam Variable Trust, and in many cases materially lower, than the management fee rate payable under the current management contract. For a small number of funds (although none of the funds in Putnam Variable Trust), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the

28 Putnam VT American Government Income Fund

management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. (Putnam Management did not propose the addition of performance adjustments for any of the funds in Putnam Variable Trust.) In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing

Putnam VT American Government Income Fund 29

expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds and asset allocation funds, including Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT High Yield Fund, Putnam VT Income Fund and Putnam VT Global Asset Allocation Fund, were subject to management fee waivers that reduced these funds’ management fees pending implementation of the proposed management contract, and in any event, through July 31, 2010. In addition, the Putnam Variable Trust funds are subject to an expense limitation of 20 basis points on the general category of other ordinary operating expenses. (The expense limitation of 37.5 basis points on shareholder servicing fees does not affect the current shareholder servicing fees for the Putnam Variable Trust funds, which remain fixed at 3 basis points.)

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

30 Putnam VT American Government Income Fund

Trustees of the Putnam Funds 12/31/09

Ravi Akhoury (Born 1947)

Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter (Born 1943)

Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940)

Trustee since 2001

Mr. Curtis is President Emeritus of the Nuclear Threat Initiative (a private foundation dealing with national security issues), serves as Senior Advisor to the United Nations Foundation, and is Senior Advisor to the Center for Strategic and International Studies.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta (Born 1946)

Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948)

Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Putnam VT American Government Income Fund 31

John A. Hill (Born 1942)

Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947)

Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938)

Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949)

Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

32 Putnam VT American Government Income Fund

Robert E. Patterson (Born 1945)

Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951)

Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds* (Born 1952)

Trustee since 2008 and President of the Putnam Funds since July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens (Born 1942)

Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Putnam VT American Government Income Fund 33

Richard B. Worley (Born 1945)

Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

34 Putnam VT American Government Income Fund

Officers of the Putnam Funds 12/31/09

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)		Francis J. McNamara, III (Born 1955)

Executive Vice President, Principal Executive Officer,		Vice President and Chief Legal Officer	Since 2004
Treasurer and Compliance Liaison	Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
Charles E. Porter (Born 1938)		and Putnam Retail Management

Senior Advisor to the Trustees	Since 1989	Robert R. Leveille (Born 1969)

Steven D. Krichmar (Born 1958)		Vice President and Chief Compliance Officer	Since 2007

Vice President and Principal Financial Officer	Since 2002	Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management
Senior Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Janet C. Smith (Born 1965)
		Vice President and BSA Compliance Officer	Since 2002
Vice President, Principal Accounting Officer
and Assistant Treasurer	Since 2007	Managing Director, Putnam Investments

Managing Director, Putnam Investments and Putnam Management		Judith Cohen (Born 1945)

Susan G. Malloy (Born 1957)		Vice President, Clerk and Assistant Treasurer	Since 1993

Vice President and Assistant Treasurer	Since 2007	Wanda M. McManus (Born 1947)

Managing Director, Putnam Investments		Vice President, Senior Associate Treasurer
		and Assistant Clerk	Since 2005
Beth S. Mazor (Born 1958)
Nancy E. Florek (Born 1957)
Vice President	Since 2002
Vice President, Assistant Clerk,
Managing Director, Putnam Investments		Assistant Treasurer and Proxy Manager	Since 2005

James P. Pappas (Born 1953)

Vice President	Since 2004

Managing Director, Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam VT American Government Income Fund 35

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36 Putnam VT American Government Income Fund

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Putnam VT American Government Income Fund 37

Investment Manager
Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Investor Servicing Agent
Putnam Investor Services, Inc.
Mailing address:
P.O. Box 8383
Boston, MA 02266-8383
1-800-225-1581

Custodian
State Street Bank and Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

Trustees
John A. Hill, *Chairman*
Jameson A. Baxter, *Vice Chairman*
Ravi Akhoury
Charles B. Curtis
Robert J. Darretta
Myra R. Drucker
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens
Richard B. Worley

This report has been prepared for the shareholders of Putnam Variable Trust.

259677 2/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2009	$53,173	$--	$2,590	$206*
December 31, 2008	$73,390	$--	$3,032	$286*

* Includes fees of $206 and $286 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December

31, 2009 and December 31, 2008, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2009 and December 31, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $562,076 and $174,863 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31, 2009	$ -	$ 453,847	$ -	$ -
December 31, 2008	$ -	$ 73,000	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 26, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 26, 2010